Exhibit 23(a)


                              Accountants' Consent


The Board of Directors
The Netplex Group, Inc.:

We consent to the use of our report, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.



                                                                        KPMG LLP

McLean, Virginia
May 28, 1999




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